UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2017 (May 24, 2017)

L.B. Foster Company

(Exact name of registrant as specified in its charter)

Pennsylvania	000-10436	25-1324733
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Pittsburgh, Pennsylvania	15220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 928-3400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

L.B. Foster Company (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 24, 2017. The shareholders considered four proposals, each of which is described in the Company’s definitive proxy statement dated April 12, 2017 and filed with the Securities and Exchange Commission. Results of votes with respect to the proposals submitted at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

Name	Votes For	Votes Against	Broker Non-vote
Robert P. Bauer	6,405,320	957,048	2,082,586
Lee B. Foster, II	6,888,172	474,196	2,082,586
Dirk Jungé	6,893,183	469,185	2,082,586
Diane B. Owen	6,864,959	497,409	2,082,586
Robert S. Purgason	6,944,484	417,884	2,082,586
William H. Rackoff	6,862,346	500,022	2,082,586
Suzanne B. Rowland	6,909,027	453,341	2,082,586
Bradley S. Vizi	6,921,574	440,794	2,082,586

As a result of the shareholder vote, all of the foregoing nominees were elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

Proposal 2: Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017:

	Votes For	Votes Against	Abstentions
Ernst & Young LLP	9,298,784	130,782	15,388

The foregoing proposal was approved.

Proposal 3: Advisory vote on named executive officers’ 2016 compensation.

	Votes For	Votes Against	Abstentions	Broker Non-vote
Advisory vote on compensation paid to named executive officers	6,442,192	699,325	220,851	2,082,586

The foregoing proposal was approved.

Proposal 4: Advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers.

	Votes 1 Year	Votes 2 Years	Votes 3 Years	Abstentions	Broker Non-vote
Vote on the frequency of future advisory votes on compensation to the named executive officers	6,199,375	112,948	982,992	67,053	2,082,056

The foregoing proposal was approved for the frequency of future advisory votes every one year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. Foster Company (Registrant)

Date: May 25, 2017	/s/ Patrick J. Guinee
Patrick J. Guinee
Vice President, General Counsel and Corporate Secretary